UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 23, 2025

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

214 North Tryon Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(844) 487-8478

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary shares, each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 23, 2025, Truist Financial Corporation (the “Company”) issued and sold $1,250,000,000 aggregate principal amount of its 4.964% Fixed-to-Floating Rate Medium-Term Notes, Series I (Senior), due October 23, 2036 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-276600) filed by the Company with the Securities and Exchange Commission (the “Registration Statement”). In connection with the issuance and sale of the Notes, the legal opinion of Mayer Brown LLP, as counsel to the Company, regarding the issuance and sale of the Notes, is filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement.

Concurrently with this offering, the Company’s bank subsidiary, Truist Bank, issued and sold $1,250,000,000 aggregate principal amount of its 4.136% Fixed-to-Floating Rate Senior Bank Notes, Series I (Senior) due October 23, 2029.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

5.1	Opinion of Mayer Brown LLP as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: October 23, 2025